As filed with the Securities and Exchange Commission on December 23, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-3802

                          NEUBERGER BERMAN INCOME FUNDS
                          -----------------------------
             (Exact Name of the Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                          Neuberger Berman Income Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                              Arthur Delibert, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036
                   (Names and Addresses of agents for service)


Date of fiscal year end: October 31, 2004

Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

ANNUAL REPORT
OCTOBER 31, 2004

NEUBERGER BERMAN
INCOME FUNDS(R)

TRUST CLASS SHARES

INSTITUTIONAL CLASS SHARES

INSTITUTIONAL CASH FUND

STRATEGIC INCOME FUND

CONTENTS

THE FUNDS

CHAIRMAN'S LETTER                               2

PORTFOLIO COMMENTARY
Institutional Cash Fund                         3
Strategic Income Fund                           5

FUND EXPENSE INFORMATION                        9

SCHEDULE OF INVESTMENTS
Institutional Cash Fund                        11
Strategic Income Fund                          14

FINANCIAL STATEMENTS                           24

FINANCIAL HIGHLIGHTS
  PER SHARE DATA
Institutional Cash Fund                        37
Strategic Income Fund                          38

REPORT OF INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM                              40

DIRECTORY                                      41

TRUSTEES AND OFFICERS                          42

PROXY VOTING POLICIES AND PROCEDURES           49

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc.(C)2004 Neuberger Berman Management Inc. All rights reserved.

CHAIRMAN'S LETTER

[PHOTO OF PETER SUNDMAN]

Dear Fellow Shareholder,

I am pleased to present to you this annual report for the Neuberger Berman Institutional Cash Fund and the Neuberger Berman Strategic Income Fund for the period ending October 31, 2004. The report includes portfolio commentary, a listing of the Funds' investments, and their audited financial statements for the reporting period.

During fiscal 2004, the bond market generated positive returns, despite the Federal Reserve Board's doubling of the Federal Funds Rate from 1% to 2% in a series of quarter-point increases starting in June. Interest rates remain low by historical standards, and since inflation is expected to remain moderate, the Fed has indicated that it can afford to raise interest rates gradually going forward.

That said, bond returns have been positive for several years, and the strong gains generated over that period are unlikely to be repeated soon. Our job is to guard against potential losses if conditions reverse. Therefore, we intend to proceed with caution, patience and vigilance to protect clients' principal. If we're wrong, our returns may not be as high as funds that take on greater risk, but we prefer to err on the side of safety with our clients' hard-earned assets.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to keep earning it.

Sincerely,


                                /s/ Peter Sundman
                                  PETER SUNDMAN
                              CHAIRMAN OF THE BOARD
                          NEUBERGER BERMAN INCOME FUNDS

INSTITUTIONAL CASH FUND Portfolio Commentary

For the six months ending October 31, 2004, Neuberger Berman Institutional Cash Fund returned 0.53% compared to the iMoneyNet Money Fund Report Taxable First Tier Institutional Average's 0.52%. For the past 12 months, the Fund returned 0.93% versus the benchmark's 0.88%. The Fund closed fiscal 2004 with a 1.47% 7-day current yield and a 1.48% 7-day effective yield; this more closely reflects current earnings than the 6-month or one-year figures.

Through the first five months of this 12-month reporting period, the money markets remained largely unchanged, with rates near 45-year lows and a relatively stable yield curve. Then, on April 2, 2004, a surprisingly strong March jobs report was released and many investors became convinced that the Federal Reserve would begin tightening well ahead of the November elections. They were right. The Fed hiked the Fed Funds Rate by 25 basis points on June 30, another 25 basis points on August 10, and 25 basis points again on September 21.

In view of the economy's increasing momentum, we reduced the portfolio's weighted average maturity starting at about the middle of the fiscal year, and ultimately limiting it to a range of 40-50 days over the last few months of the reporting period.

Over the course of the year, we reduced our allocation to U.S. Government Agency securities -- due to the fear of some market fallout surrounding the controversy at Fannie Mae and Freddie Mac -- and increased our allocation to Treasuries. Otherwise, sector allocation remained relatively stable.

Shortly after the end of the 12-month reporting period, the Fed implemented its fourth 25-basis-point interest rate hike of 2004, lifting the Fed Funds Rate to 2%, and announced that it would likely continue to raise rates at a "measured pace" until the Fed Funds Rate reached "normalized" levels. We don't know what the Fed's target is, but historically, the Fed Funds Rate has provided a "real" rate of return -- that is, a return higher than inflation. Currently, the Fed Funds Rate is about equal to the rate of inflation, suggesting that the Fed will raise short-term interest rates at least several more times over the next year. If inflation trends higher, more rate hikes are likely. Consequently, we plan to maintain an average maturity in the low end of our range, to more quickly move rollover holdings into higher yielding securities.

Sincerely,


                      /s/ Ted Giuliano   /s/ John Dugenske
                         TED GIULIANO AND JOHN DUGENSKE
                              PORTFOLIO CO-MANAGERS


                      /s/ Cynthia Damian   /s/ Alyssa Juros
                         CYNTHIA DAMIAN AND ALYSSA JUROS
                          PORTFOLIO ASSOCIATE MANAGERS

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

INSTITUTIONAL CASH FUND

MATURITY DIVERSIFICATION (% BY MATURITY)

1 Day                                                     0.0%
2 - 7 Days                                               16.7
8 - 15 Days                                              11.7
16 - 30 Days                                             17.8
31 - 60 Days                                             27.7
61 - 90 Days                                             14.8
91 - 180 Days                                            12.9
181 - 270 Days                                            0.0
271+ Days                                                 0.0
Liabilities, less cash, receivables and
   other assets                                          (1.6)

                                               NEUBERGER BERMAN OCTOBER 31, 2004

STRATEGIC INCOME FUND Portfolio Commentary

We are pleased to report that for the fiscal year ending October 31, 2004, the Neuberger Berman Strategic Income Fund returned 10.65% compared to the Lehman Brothers U.S. Aggregate Bond Index, which returned 5.53%. Since its inception on July 11, 2003, the Fund has returned an annualized 9.62% compared to the Lehman index's 3.61%.

The Fund's strong returns over these periods have demonstrated the benefits of investing in a diversified portfolio of income-producing securities. During the period, we maximized the Fund's exposure to nontraditional fixed-income sectors, including European bonds, real estate investment trusts (REITs), dividend-paying equities, and high-yield bonds -- all of which performed admirably -- while minimizing the Fund's exposure to U.S. Treasury securities and high-grade corporate bonds. Our strategy provided shareholders with returns well above those of the broader bond market, as measured by the Lehman Aggregate Bond Index, while remaining cognizant of risk. We believe that our ability to strategically and tactically adjust our mix of investments provides the flexibility to pursue the long-term return potential of better-performing, income-producing market sectors.

At the end of this reporting period, 22.0% of the Fund's net assets were invested in the core area of U.S. Treasury issues, agency obligations, and mortgage-backed securities. Our largest holdings outside of this area were in corporate bonds, which accounted for 30.5% of net assets. The Fund held 26.7% of its net assets in common and preferred stocks (including REIT securities) and 17.2% in foreign bonds. Cash and cash equivalents accounted for 1.4% of net assets and convertible debt represented 2.2% of net assets.

In terms of credit quality, we held a core of the highest-quality triple-A or government bonds, which as of October 31, 2004 represented 46.7% of the fixed-income portion of the portfolio at fiscal year-end, while higher-yielding below-investment-grade bonds represented 33.3% of the fixed-income portion, of which 16.1% were in the relatively strong credit quality BB bond rating category and 17.2% were in the B-rated group. The remaining credit quality breakdown for the fixed-income portion of the portfolio is as follows: AA- and A-rated bonds comprised 13.1% of assets, BBB-rated bonds comprised 3.8% of assets, and short-term paper comprised 3.1% of assets. We believe the Fund's credit quality structure represents moderate but not excessive risk, which helps the portfolio in seeking to achieve its high-income goal.

The Federal Reserve Board has raised interest rates four times since June, and suggested it would not be opposed to increasing rates at a "measured" pace going forward given the improvement in general economic conditions. In this environment, we believe that the Fund, with its exposure to nontraditional fixed-income and income-related securities, is better positioned against higher interest rates than a portfolio limited to Treasuries and agencies.

We hope that the Neuberger Berman Strategic Income Fund will become a core holding of your portfolio. We believe that our conservative investing philosophy and disciplined investment process will benefit you with superior income without undue risk to principal, in both the near and long term.

Sincerely,


                     NEUBERGER BERMAN STRATEGIC INCOME FUND
                           ASSET ALLOCATION COMMITTEE

STRATEGIC INCOME FUND

AVERAGE ANNUAL TOTAL RETURN

                                                       LEHMAN BROTHERS
                          INSTITUTIONAL CLASS     U.S. AGGREGATE INDEX
1 YEAR                                  10.65%                    5.53%
LIFE OF FUND                             9.62%                    3.61%
----------------------------------------------------------------------
INCEPTION DATE                      07/11/2003

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

[CHART]

COMPARISON OF A $10,000 INVESTMENT

INSTITUTIONAL CLASS                                      11,281
LEHMAN BROTHERS U.S.AGGREGATE INDEX                      10,476

This chart shows the value of a hypothetical $10,000 investment of the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.The 30-day SEC yield of the Institutional Class Shares was 3.39% for the period ending October 31, 2004.

ASSET DIVERSIFICATION
(% BY ASSET CLASS)

Asset Backed                                              0.0%
Corporate Debt                                           30.5
Convertible Debt                                          2.2
Foreign Securities                                       17.2
U.S. Government Agency Securities                         2.7
Mortgage-Backed Securities                               11.9
U.S. Treasury Securities                                  7.4
Preferred Stock                                           1.4
Common Stock                                             25.3
Other                                                     0.0
Cash and Cash Equivalents, receivables
   and other assets, less liabilities                     1.4

ENDNOTES

1. Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse Neuberger Berman Institutional Cash Fund and Neuberger Berman Strategic Income Fund so that total operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses of each Fund are limited to 0.41% and 0.85%, respectively, of average daily net assets. The undertakings last until October 31, 2007 and October 31, 2014, respectively. Each Fund has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed the above-stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. For the year ended October 31, 2004, there was no reimbursement of expenses by Management to Neuberger Berman Institutional Cash Fund. For Neuberger Berman Strategic Income Fund, if this reimbursement was not made, performance would be lower.

2. "Current yield" of a money market fund refers to the income generated by an investment in the Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is no guarantee of future results.

GLOSSARY OF INDICES

                       THE IMONEYNET MONEY FUND
REPORT TAXABLE FIRST TIER INSTITUTIONAL AVERAGE:  Measures the performance of institutional money market mutual funds which invest in anything allowable, except Second Tier Commercial
                                                  Paper.

LEHMAN BROTHERS U.S. AGGREGATE INDEX:             Represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Please note that the indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index or average. Data about the performance of each index or average are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index.

INFORMATION ABOUT YOUR FUND'S EXPENSES

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, administrative services and shareholder reports among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES:                                  The first section of the table provides information about actual account values and actual expenses in dollars. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:     The second section of the table provides information about hypothetical account values and hypothetical expenses based on the
                                                  Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
                                                  You may use this information to compare the ongoing costs of investing in these Funds versus other funds. To do so, compare this 5%
                                                  hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE INFORMATION As of 10/31/04 (Unaudited)

NEUBERGER BERMAN INSTITUTIONAL CASH FUND

                               BEGINNING         ENDING       EXPENSES
                                 ACCOUNT        ACCOUNT    PAID DURING
ACTUAL                             VALUE          VALUE    THE PERIOD*
----------------------------------------------------------------------
Trust Class                 $      1,000   $   1,005.30   $       1.36

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
----------------------------------------------------------------------
Trust Class                 $      1,000   $   1,023.78   $       1.37

NEUBERGER BERMAN STRATEGIC INCOME FUND

                               BEGINNING         ENDING       EXPENSES
                                 ACCOUNT        ACCOUNT    PAID DURING
ACTUAL                             VALUE          VALUE    THE PERIOD*
----------------------------------------------------------------------
Institutional Class         $      1,000   $   1,075.00   $       4.38

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
----------------------------------------------------------------------
Institutional Class         $      1,000   $   1,020.91   $       4.27

* For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366

SCHEDULE OF INVESTMENTS Institutional Cash Fund

     PRINCIPAL AMOUNT                                                                      RATING ~                 VALUE ++
     (000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
     U.S. TREASURY SECURITIES--BACKED BY THE FULL FAITH AND
     CREDIT OF THE U.S. GOVERNMENT (15.4%)
     $   50,000   U.S. Treasury Bills, 1.60%, due 11/12/04                                TSY      TSY        $    49,975
         70,000   U.S. Treasury Bills, 1.33% & 1.67%, due 11/18/04                        TSY      TSY             69,950
         35,000   U.S. Treasury Bills, 1.51%, due 11/26/04                                TSY      TSY             34,963
         30,000   U.S. Treasury Bills, 1.61%, due 12/9/04                                 TSY      TSY             29,949
         35,000   U.S. Treasury Bills, 1.63%, due 12/16/04                                TSY      TSY             34,929
         30,000   U.S. Treasury Bills, 1.65%, due 12/23/04                                TSY      TSY             29,929
        100,000   U.S. Treasury Bills, 1.63% & 1.69%, due 1/13/05                         TSY      TSY             99,664
         20,000   U.S. Treasury Bills, 1.72%, due 2/17/05                                 TSY      TSY             19,897
         25,000   U.S. Treasury Notes, 1.75%, due 12/31/04                                TSY      TSY             25,024
         20,000   U.S. Treasury Notes, 1.63%, due 1/31/05                                 TSY      TSY             20,024
                                                                                                              -----------
                  TOTAL U.S. TREASURY SECURITIES--BACKED BY THE FULL
                  FAITH AND CREDIT OF THE U.S. GOVERNMENT                                                         414,304
                                                                                                              -----------

     U.S. GOVERNMENT AGENCY SECURITIES (6.3%)
         10,000   Federal Farm Credit Bank, Disc. Notes, 1.68%, due 11/1/04               AGY      AGY             10,000
         10,000   Federal Farm Credit Bank, Disc. Notes, 1.72%, due 11/16/04              AGY      AGY              9,993
         12,000   Federal Farm Credit Bank, Disc. Notes, 1.09%, due 12/10/04              AGY      AGY             11,986
         15,000   Federal Farm Credit Bank, Disc. Notes, 1.15%, due 12/13/04              AGY      AGY             14,980
         10,000   Federal Home Loan Bank, Disc. Notes, 1.73%, due 11/5/04                 AGY      AGY              9,998
         50,000   Federal Home Loan Bank, Disc. Notes, 1.73%, due 11/10/04                AGY      AGY             49,978
         30,000   Federal Home Loan Bank, Disc. Notes, 1.74%, due 11/12/04                AGY      AGY             29,984
          8,489   Federal Home Loan Bank, Disc. Notes, 1.69%, due 12/27/04                AGY      AGY              8,467
         25,000   Federal Home Loan Bank, Disc. Notes, 1.70%, due 2/4/05                  AGY      AGY             24,888
                                                                                                              -----------
                  TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                         170,274
                                                                                                              -----------

     CERTIFICATES OF DEPOSIT (22.6%)
         25,000   American Express Centurion Bank, Domestic CD, 1.81%,
                  due 11/17/04                                                            P-1       A-1            25,000
         50,000   Bank of Montreal, Yankee CD, 1.78%, due 11/15/04                        P-1      A-1+            50,000
         25,000   BNP Paribas NY, Domestic CD, 2.16%, due 4/25/05                         P-1      A-1+            25,001
         10,000   Canadian Imperial Bank, Yankee CD, 1.30%, due 2/18/05                   P-1       A-1            10,001
         15,000   Citibank NA, Domestic CD, 1.66%, due 11/22/04                           P-1      A-1+            15,000
         65,000   Deutsche Bank AG, Yankee CD, 1.16% - 1.96%,
                  due 12/15/04 - 3/9/05                                                   P-1      A-1+            65,000
         57,000   Dexia Bank NY, Yankee CD, 1.58% - 1.90%,
                  due 11/10/04 - 12/29/04                                                 P-1      A-1+            57,000
         40,000   HBOS Treasury Services, Yankee CD, 1.90%, due 12/1/04                   P-1      A-1+            40,000@@
         23,000   HBOS Treasury Services, Yankee CD, 2.08%, due 3/29/05                   P-1      A-1+            23,000
         50,000   Lloyd's TSB Bank PLC, Yankee CD, 1.71% & 2.01%,
                  due 12/14/04 & 1/25/05                                                  P-1      A-1+            50,001
         55,000   Royal Bank of Canada NY, Yankee CD, 2.00% & 2.01%,
                  due 1/21/05 & 2/14/05                                                   P-1      A-1+            55,000
         50,000   Royal Bank of Scotland, Yankee CD, 2.06%, due 2/2/05                    P-1      A-1+            50,001@@@
         30,000   Svenska Handelsbanken AB, Yankee CD, 1.62%, due 11/12/04                P-1       A-1            30,000
         58,000   Toronto Dominion Bank, Yankee CD, 1.13% - 1.89%,
                  due 11/29/04 - 12/31/04                                                 P-1       A-1            58,000
         55,000   Wells Fargo Bank NA, Domestic CD, 1.77% & 1.90%,
                  due 11/10/04 & 11/30/04                                                 P-1       A-1+           55,000
                                                                                                              -----------
                  TOTAL CERTIFICATES OF DEPOSIT                                                                   608,004
                                                                                                              -----------

See Notes to Schedule of Investments

     PRINCIPAL AMOUNT                                                                      RATING ~                 VALUE ++
     (000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
     COMMERCIAL PAPER (49.2%)
     $   50,000   ABN AMRO North America Finance, Inc., 1.63% & 1.89%,
                  due 11/22/04 & 11/29/04                                                 P-1      A-1+       $    49,939
         27,800   Alcon Capital Corp., 1.60%, due 11/5/04                                 P-1      A-1+            27,795
         35,000   American Express Credit Corp., 1.78%, due 11/19/04                      P-1       A-1            34,969
         53,000   ANZ (Delaware), Inc., 1.63% & 1.70%, due 11/10/04 & 11/16/04            P-1      A-1+            52,967
         30,000   Bank of America Corp., 1.73%, due 12/13/04                              P-1       A-1            29,939
         29,078   Barclays U.S. Funding Corp., 1.17% & 1.82%,
                  due 11/15/04 & 11/24/04                                                 P-1      A-1+            29,057
         30,000   Bear Stearns Co., Inc., 1.76%, due 11/4/04                              P-1       A-1            29,996
         60,000   BMW US Capital Corp., 1.84%, due 11/1/04                                P-1       A-1            60,000
         20,000   BNP Paribas Finance, 1.74%, due 1/18/05                                 P-1      A-1+            19,925
         60,000   BP Capital Markets PLC, 1.84%, due 11/1/04                              P-1      A-1+            60,000
         40,000   Caisse D'Amortissement, 1.92%, due 12/6/04                              P-1      A-1+            39,925
         50,000   Citigroup Global Markets, Inc., 1.76%, due 11/10/04                     P-1      A-1+            49,978
         50,000   Eli Lilly & Co., 1.70%, due 12/6/04                                     P-1      A-1+            49,917
         60,000   General Electric Capital Corp., 1.85% & 1.94%,
                  due 12/1/04 & 2/15/05                                                   P-1      A-1+            59,788
         60,000   Goldman Sachs Group, Inc., 1.60% - 1.92%,
                  due 11/8/04 - 2/22/05                                                   P-1       A-1            59,850
         25,000   ING America Insurance Holdings, Inc., 1.93%, due 1/21/05                P-1       A-1            24,892
         38,000   ING U.S. Funding LLC, 1.77% & 1.88%, due 11/9/04 & 12/8/04              P-1      A-1+            37,942
         56,000   KFW International Finance, Inc., 1.75% & 1.82%,
                  due 11/8/04 & 11/29/04                                                  P-1      A-1+            55,948
         30,000   MetLife Funding, Inc., 1.82%, due 12/7/04                               P-1      A-1+            29,945
         50,000   Morgan Stanley Dean Witter & Co., 1.95%, due 12/8/04                    P-1      A-1+            49,900
         30,000   Nestle Capital Corp., 1.91%, due 1/26/05                                P-1      A-1+            29,863
         10,000   New York Life Capital Corp., 1.76%, due 11/2/04                         P-1      A-1+             9,999
         32,250   Paccar Financial Corp., 1.70%, due 12/2/04                              P-1      A-1+            32,203
         65,000   Pfizer, Inc., 1.64% & 1.83%, due 11/17/04 & 12/27/04                    P-1      A-1+            64,889
         50,000   Procter & Gamble, Inc., 1.96%, due 1/18/05                              P-1      A-1+            49,788
         55,000   Societe Generale NA, Inc., 1.84% & 1.93%,
                  due 12/7/04 & 3/9/05                                                    P-1      A-1+            54,748
         60,000   Toyota Motor Credit Corp., 1.84% & 1.88%,
                  due 11/22/04 & 11/23/04                                                 P-1      A-1+            59,934
         60,000   UBS Finance (Delaware), Inc., 1.72% - 1.81%,
                  due 1/18/05 - 2/22/05                                                   P-1      A-1+            59,703
         50,000   Wal-Mart Stores, Inc., 1.75%, due 11/2/04                               P-1      A-1+            49,998
         60,000   Westpac Capital Corp., 1.65% & 1.97%, due 11/29/04 & 1/7/05             P-1      A-1+            59,828
                                                                                                              -----------
                  TOTAL COMMERCIAL PAPER                                                                        1,323,625
                                                                                                              -----------

     BANK NOTES (0.9%)
         25,000   U.S. Bank NA, 1.17%, due 11/17/04                                       P-1      A-1+            25,000
                                                                                                              -----------

     TIME DEPOSITS (6.1%)
         60,000   Chase Manhattan Bank, Grand Cayman, 1.84%, due 11/1/04                  P-1      A-1+            60,000
         60,000   Danske Bank A/S, Copenhagen, 1.84%, due 11/1/04                         P-1      A-1+            60,000
         45,000   National City Bank, Grand Cayman, 1.80%, due 11/1/04                    P-1       A-1             45,000
                                                                                                              -----------
                  TOTAL TIME DEPOSITS                                                                             165,000
                                                                                                              -----------

     PRINCIPAL AMOUNT                                                                                               VALUE ++
     (000'S OMITTED)                                                                                      (000'S OMITTED)
     REPURCHASE AGREEMENTS (1.0%)
     $   26,732   State Street Bank and Trust Co. Repurchase Agreement, 1.75%,
                  due 11/1/04, dated 10/29/04, Maturity Value $26,735,898,
                  Collateralized by $18,660,000 U.S. Treasury Bonds, 8.75%
                  due 8/15/20 (Collateral Value $27,535,536)                                                  $    26,732
                                                                                                              -----------

                  TOTAL INVESTMENTS (101.5%)                                                                    2,732,939

                  Liabilities, less cash, receivables and other assets [(1.5%)]                                   (41,462)
                                                                                                              -----------
                  TOTAL NET ASSETS (100.0%)                                                                   $ 2,691,477
                                                                                                              -----------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Strategic Income Fund

     NUMBER OF SHARES                                                 MARKET VALUE+
                                                                    (000'S OMITTED)
     COMMON STOCKS (25.3%)
     AEROSPACE (0.4%)
       2,000   Lockheed Martin                                            $     110++++

     APARTMENTS (2.8%)
       2,100   Apartment Investment &
                Management                                                       77
       3,700   Archstone-Smith Trust                                            124
       1,400   Avalonbay Communities                                             92
       2,400   BRE Properties                                                    96
       5,600   Equity Residential                                               187
       1,900   Essex Property Trust                                             149
       5,000   United Dominion Realty Trust                                     105
                                                                          ---------
                                                                                830

     BASIC MATERIALS (0.2%)
         700   Rio Tinto                                                         74++++

     BUSINESS SERVICES (0.2%)
       3,000   FTI Consulting                                                    56*++++

     COMMUNICATIONS (0.2%)
       2,500   Vodafone Group ADR                                                64

     COMMUNITY CENTERS (1.4%)
       3,300   Developers Diversified Realty                                    138
       2,900   Federal Realty Investment Trust                                  137
       2,400   Pan Pacific Retail Properties                                    136
                                                                          ---------
                                                                                411

     CONSUMER CYCLICALS (0.6%)
       5,000   Corinthian Colleges                                               72*++++
       2,000   Target Corp.                                                     100++++
                                                                          ---------
                                                                                172

     CONSUMER STAPLES (0.3%)
       1,500 Diageo PLC ADR                                                      81

     DIVERSIFIED (1.1%)
       1,800 Duke Realty                                                         62
       3,800 Vornado Realty Trust                                               255
                                                                          ---------
                                                                                317

     ENERGY (0.9%)
       1,500   BP PLC ADR                                                        88++++
       2,115   Enbridge Energy Management                                        93*
       1,500   PetroChina Co.                                                    79++++
                                                                          ---------
                                                                                260

     FINANCE (0.3%)
       2,000   Bank of America                                                   90++++

     FINANCIAL SERVICES (0.5%)
       1,500   Citigroup Inc.                                                    67
       4,000   Jackson Hewitt Tax Service                                        84++++
                                                                          ---------
                                                                                151

     HEALTH CARE (1.0%)
       1,500   Abbott Laboratories                                        $      64++++
       1,000   Anthem, Inc.                                                      80*++++
       5,600   Ventas, Inc.                                                     151
                                                                          ---------
                                                                                295

     INDUSTRIAL (1.6%)
       3,500   CenterPoint Properties                                           162
       2,000   Dover Corp.                                                       79++++
       1,000   General Dynamics                                                 102++++
       3,600   ProLogis                                                         140
                                                                          ---------
                                                                                483

     INSURANCE (0.4%)
       1,000   American International Group                                      61++++
       2,000   Willis Group Holdings                                             72++++
                                                                          ---------
                                                                                133

     LODGING (1.4%)
      12,300   Host Marriott                                                    179~~
       8,600   La Quinta                                                         69*
       1,600   LaSalle Hotel Properties                                          46
       6,800   Sunstone Hotel Investors                                         115*
                                                                          ---------
                                                                                409

     MANUFACTURED HOMES (0.5%)
       4,000   Manufactured Home Communities                                    138

     OFFICE (3.4%)
       1,700   Alexandria Real Estate Equities                                  112
       2,800   Arden Realty                                                      95
       2,100   Boston Properties                                                125
       3,800   Brandywine Realty Trust                                          112
       4,200   Brookfield Properties                                            143
       2,100   Kilroy Realty                                                     84
       1,600   Mack-Cali Realty                                                  71
       3,000   SL Green Realty                                                  164
       5,400   Trizec Properties                                                 86
                                                                          ---------
                                                                                992

     OFFICE--INDUSTRIAL (0.2%)
       1,100   PS Business Parks                                                 48

     OIL & GAS (0.3%)
       1,500   Anadarko Petroleum                                               101++++

     REGIONAL MALLS (3.5%)
       2,200   CBL & Associates Properties                                      144
       4,300   General Growth Properties                                        142
       3,700   Kimco Realty                                                     202
       3,000   Mills Corp.                                                      166
       3,900   Simon Property Group                                             227
       4,900   Taubman Centers                                                  141
                                                                          ---------
                                                                              1,022

     NUMBER OF SHARES                                                 MARKET VALUE+
                                                                    (000'S OMITTED)
     RESTAURANTS (0.2%)
       2,500   Ruby Tuesday                                               $      62

     SEMICONDUCTORS (0.3%)
       3,500   Intel Corp.                                                       78++++

     SOFTWARE (0.2%)
       2,500   Microsoft Corp.                                                   70

     TECHNOLOGY (0.6%)
       2,000   First Data                                                        82++++
       4,000   Texas Instruments                                                 98++++
                                                                          ---------
                                                                                180

     TELECOMMUNICATIONS (0.3%)
       2,000   Verizon Communications                                            78++++

     UTILITIES (2.5%)
       2,000   Ameren Corp.                                                      96
       3,000   California Water Service Group                                    89
       2,500   Cinergy Corp.                                                     99
       1,400   Dominion Resources                                                90
       4,000   Duke Energy                                                       98
       1,400   FPL Group                                                         96
       2,200   National Grid Transco                                             97
       2,500   ONEOK, Inc.                                                       67
                                                                          ---------
                                                                                732

     TOTAL COMMON STOCKS
     (COST $6,545)                                                            7,437
                                                                          ---------

     CONVERTIBLE PREFERRED STOCKS (1.4%)
       3,000   Citigroup Global Markets Holdings                                 28
       2,000   Constellation Brands, Ser. A                                      66
       2,000   General Motors                                                    51
       1,500   International Paper Capital Trust                                 76
       7,500   Morgan Stanley, Ser. C                                            85
       1,500   Newell Financial Trust I                                          67
         500   Unocal Corp.                                                      26
                                                                          ---------
     TOTAL CONVERTIBLE PREFERRED STOCKS
     (COST $397)                                                          $     399
                                                                          ---------

     PRINCIPAL AMOUNT                                                                      RATING ~                 VALUE +
     (000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
     U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND CREDIT
     OF THE U.S. GOVERNMENT (7.4%)
     $      265   U.S. Treasury Bonds, 6.00%, due 2/15/26                                 TSY      TSY        $       306
            575   U.S. Treasury Notes, 1.25%, due 5/31/05                                 TSY      TSY                572@@@
            200   U.S. Treasury Notes, 1.88%, due 12/31/05                                TSY      TSY                199@@@
            300   U.S. Treasury Notes, 2.00%, due 5/15/06                                 TSY      TSY                298
            525   U.S. Treasury Notes, 3.00%, due 11/15/07                                TSY      TSY                528
            150   U.S. Treasury Notes, 5.75%, due 8/15/10                                 TSY      TSY                168
            105   U.S. Treasury Notes, 3.63%, due 5/15/13                                 TSY      TSY                103@@@
                  TOTAL U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH
                  AND CREDIT OF THE U.S. GOVERNMENT (COST $2,185)                                                   2,174
                                                                                                               ----------

     U.S. GOVERNMENT AGENCY SECURITIES (2.7%)
            500   Federal Home Loan Bank, Bonds, 2.75%, due 3/14/08                       AGY      AGY                493
            300   Freddie Mac, Notes, 4.25%, due 6/15/05                                  AGY      AGY                304@@@
                                                                                                               ----------
                  TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $796)                                                 797
                                                                                                               ----------

     MORTGAGE-BACKED SECURITIES (11.9%)
     FANNIE MAE
             60   Pass-Through Certificates, 4.50%, due 8/1/18 & 10/1/18                  AGY      AGY                 60
            452   Pass-Through Certificates, 5.00%, due 11/1/17 - 5/1/34                  AGY      AGY                457
            566   Pass-Through Certificates, 5.50%, due 9/1/16 - 8/1/34                   AGY      AGY                580
            194   Pass-Through Certificates, 6.00%, due 3/1/18 - 9/1/33                   AGY      AGY                202
            138   Pass-Through Certificates, 6.50%, due 11/1/13 - 9/1/32                  AGY      AGY                144
             47   Pass-Through Certificates, 7.00%, due 7/1/17 & 7/1/29                   AGY      AGY                 51
             12   Pass-Through Certificates, 7.50%, due 12/1/32                           AGY      AGY                 12

     FREDDIE MAC
             27   Pass-Through Certificates, 4.50%, due 8/1/18                            AGY      AGY                 27
             89   Pass-Through Certificates, 5.00%, due 5/1/18 & 8/1/33                   AGY      AGY                 89
            203   Pass-Through Certificates, 5.50%, due 9/1/17 - 8/1/33                   AGY      AGY                207
            160   Pass-Through Certificates, 6.00%, due 4/1/17 - 12/1/33                  AGY      AGY                167
             98   Pass-Through Certificates, 6.50%, due 3/1/16 - 1/1/32                   AGY      AGY                104
             17   Pass-Through Certificates, 7.00%, due 6/1/32                            AGY      AGY                 19

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
            100   Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity                 AGY      AGY                 98e@@
            380   Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity                 AGY      AGY                381e@@
            628   Pass-Through Certificates, 4.50%, due 11/15/33 - 9/15/34                AGY      AGY                615@@
            123   Pass-Through Certificates, 5.00%, due 7/15/33 & 8/15/34                 AGY      AGY                124
             53   Pass-Through Certificates, 5.50%, due 6/15/33                           AGY      AGY                 54
             42   Pass-Through Certificates, 6.00%, due 4/15/33                           AGY      AGY                 44
             26   Pass-Through Certificates, 6.50%, due 7/15/32                           AGY      AGY                 28
             19   Pass-Through Certificates, 7.00%, due 8/15/32                           AGY      AGY                 20
              8   Pass-Through Certificates, 7.50%, due 7/15/32                           AGY      AGY                  8
                                                                                                               ----------
                  TOTAL MORTGAGE-BACKED SECURITIES (COST $3,454)                                                    3,491
                                                                                                               ----------

     CORPORATE DEBT SECURITIES (30.5%)
            125   AES Corp., Senior Notes, 8.75%, due 6/15/08                             B2        B-                138
            125   Allied Waste North America, Inc., Guaranteed Senior Secured
                  Notes, Ser. B, 9.25%, due 9/1/12                                        B2       BB-                135
             30   American Electric Power Co., Senior Notes, Ser. D, 5.25%,
                  due 6/1/15                                                             Baa3      BBB                31

     PRINCIPAL AMOUNT                                                                      RATING ~                 VALUE +
     (000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
     $      125   Amerigas Partners L.P., Senior Notes, Ser. B,
                  8.88%, due 5/20/11                                                       B2     BB-         $       137
            125   Arch Western Finance Corp., Senior Notes, 6.75%, due 7/1/13             Ba3      BB                 133**
             75   Associates Corp. NA, Senior Notes, 6.25%, due 11/1/08                   Aa1     AA-                  82
             40   Bank of America Corp., Subordinated Notes, 6.80%, due 3/15/28           Aa3      A                   45
             20   Bank One Corp., Subordinated Notes, 7.88%, due 8/1/10                    A1      A                   24
             20   Boeing Capital Corp., Senior Notes, 6.13%, due 2/15/33                   A3      A                   21
            125   Case New Holland, Inc., Senior Notes, 9.25%, due 8/1/11                 Ba3     BB-                 142**
             15   Champion International Corp., Debentures, 7.35%, due 11/1/25            Baa2    BBB                  17
                  125 Charter Communications Operating LLC, Senior Notes,
                  8.00%, due 4/30/12                                                       B2      B-                 126**
             25   ChevronTexaco Corp., Debentures, 8.00%, due 8/1/32                      Aa3      AA                  34
            125   Chiquita Brands International, Senior Notes, 7.50%, due 11/1/14          B2      B                  128**
            125   CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10                        B3      B+                 137
             45   Coca-Cola Enterprises, Inc., Debentures, 6.95%, due 11/15/26             A2      A                   53
             40   ConocoPhillips Corp., Notes, 8.75%, due 5/25/10                          A3      A-                  50
             25   Constellation Energy Group, Inc., Notes, 6.35%, due 4/1/07              Baa1    BBB                  27
            125   CSC Holdings, Inc., Senior Notes, Ser. B, 8.13%, due 7/15/09             B1     BB-                 137
            125   D. R. Horton, Inc., Guaranteed Senior Notes, 8.50%, due 4/15/12         Ba1     BB+                 141
          1,000   Dow Jones CDX High Yield, Pass-Thru Certificates, Ser. 3.1,
                  7.75%, due 12/29/09                                                      B3                         1,029**
             30   Duke Capital Corp., Senior Notes, 6.75%, due 2/15/32                    aa3     BBB-                32
            125   Edison Mission Energy, Senior Notes, 9.88%, due 4/15/11                  B1      B                  148
            125   El Paso Natural Gas, Senior Notes, Ser. A, 7.63%, due 8/1/10             B1      B-                 135
            125   Ferrellgas, L. P., Senior Notes, 6.75%, due 5/1/14                      Ba3     BB-                 129
            125   Forest Oil Corp., Senior Notes, 8.00%, due 6/15/08                      Ba3     BB-                 139
             20   France Telecom SA, Notes, 9.00%, due 3/1/11                             Baa2    BBB+                 24
             45   General Electric Capital Corp., Medium-Term Notes, Ser. A,
                  6.00%, due 6/15/12                                                      Aaa     AAA                  49
             65   Goldman Sachs Group, Inc., Notes, 4.13%, due 1/15/08                    Aa3      A+                  66
             70   Hertz Corp., Notes, 4.70%, due 10/2/06                                  Baa2    BBB-                 71
            150   Host Marriott L.P., Senior Notes, 7.00%, due 8/15/12                    Ba3      B+                 162**
             80   Household Finance Corp., Notes, 4.63%, due 1/15/08                       A1      A                   83
             35   International Bank for Reconstruction & Development, Notes,
                  3.63%, due 5/21/13                                                      Aaa     AAA                  34
             55   International Lease Finance Corp., Notes, 2.95%, due 5/23/06             A1     AA-                  55
            125   Invista, Notes, 9.25%, due 5/1/12                                        B1      B+                 138**
            125   Iron Mountain, Inc., Guaranteed Senior Notes,
                  8.63%, due 4/1/13                                                        B3      B                  135
            125   iStar Financial, Inc., Senior Notes, 6.00%, due 12/15/10                Baa3    BBB-                133@@@
             75   J.P. Morgan Chase & Co., Senior Notes, 3.63%, due 5/1/08                Aa3      A+                  75
            125   L-3 Communications Corp., Guaranteed Senior Subordinated
                  Notes, 7.63%, due 6/15/12                                               Ba3     BB-                 138
            125   LNR Property Corp., Senior Subordinated Notes, 7.63%,
                  due 7/15/13                                                             Ba3      B+                 139
            135   Lyondell Chemical Co., Guaranteed Senior Notes, 9.50%,
                  due 12/15/08                                                             B1      B+                 147
            125   Meritor Automotive, Inc., Notes, 6.80%, due 2/15/09                     Ba1     BB+                 128
            125   MGM Mirage, Inc., Guaranteed Notes, 9.75%, due 6/1/07                   Ba2     BB-                 141
            125   Millennium America, Inc., Guaranteed Notes, 7.00%,
                  due 11/15/06                                                             B1     BB-                 131

See Notes to Schedule of Investments

     PRINCIPAL AMOUNT                                                                      RATING ~                 VALUE +
     (000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
     $       50   Morgan Stanley Dean Witter & Co., Senior Notes, 5.30%,
                  due 3/1/13                                                              Aa3       A+        $        52
            125   MSW Energy Holdings LLC, Senior Secured Notes, Ser. B,
                  8.50%, due 9/1/10                                                       Ba1       BB                137
            125   Nalco Co., Senior Notes, 7.75%, due 11/15/11                             B2       B-                135
            125   Navistar International Corp., Senior Notes, 7.50%, due 6/15/11          Ba3      BB-                135
             55   News America Holdings, Senior Debentures, 8.88%, due 4/26/23            Baa3     BBB-                72
             25   Norfolk Southern Corp., Senior Notes, 6.00%, due 4/30/08                Baa1     BBB                 27
             15   Norfolk Southern Corp., Bonds, 7.80%, due 5/15/27                       Baa1     BBB                 19
            125   Norske Skog Canada, Ltd., Guaranteed Senior Notes, Ser. D,
                  8.63%, due 6/15/11                                                      Ba3       BB                135
            125   Owens & Minor, Inc., Senior Subordinated Notes, 8.50%,
                  due 7/15/11                                                             Ba3      BB-                138
            125   Owens-Brockway Glass Container, Inc., Guaranteed Senior Notes,
                  8.88%, due 2/15/09                                                       B2      BB-                137
             20   Petroleos Mexicanos, Guaranteed Notes, 6.50%, due 2/1/05                Baa1     BBB-                20
             50   PNC Funding Corp., Guaranteed Senior Notes, 5.75%,
                  due 8/1/06                                                               A2       A-                 52
             50   Province of Ontario, Senior Unsubordinated Notes, 5.50%,
                  due 10/1/08                                                             Aa2       AA                 54
             25   Quebec Province, Debentures, 7.50%, due 9/15/29                          A1       A+                 33
            125   Rent-A-Center, Inc., Guaranteed Senior Notes, Ser. B, 7.50%,
                  due 5/1/10                                                               B1      BB-                130
             80   Republic of Italy, Senior Unsubordinated Notes, 5.25%,
                  due 4/5/06                                                              AA-                          83
            125   Salem Communications Holding Corp., Guaranteed Senior
                  Subordinated Notes, Ser. B, 9.00%, due 7/1/11                            B3       B-               138
            125   Sequa Corp., Senior Notes, Ser. B, 8.88%, due 4/1/08                     B1      BB-               137
            125   Smithfield Foods, Inc., Senior Notes, 7.00%, due 8/1/11                 Ba2       BB               134**
             30   Southern Power Co., Senior Notes, Ser. B, 6.25%, due 7/15/12            Baa1     BBB+                33
             50   Sprint Capital Corp., Guaranteed Notes, 6.00%, due 1/15/07              Baa3     BBB-                53
            125   Standard Pacific Corp., Senior Notes, 6.50%, due 10/1/08                Ba2       BB               131
            150   Stena AB, Senior Notes, 9.63%, due 12/1/12                              Ba3      BB-               169
            125   Suburban Propane Partners L.P., Senior Notes, 6.88%,
                  due 12/15/13                                                             B1       B                 129
             55   Target Corp., Senior Notes, 7.50%, due 8/15/10                           A2       A+                65
            125   Tembec Industries, Inc., Guaranteed Notes, 8.63%, due 6/30/09           Ba3      BB-                127
             55   Time Warner Co., Inc., Notes, 7.75%, due 6/15/05                        Baa1     BBB+                57
            125   Triad Hospitals, Inc., Senior Subordinated Notes, 7.00%,
                  due 11/15/13                                                             B3       B                 128
             75   Tyco International Group SA, Guaranteed Senior Notes, 6.75%,
                  due 2/15/11                                                             Baa3     BBB                 85
             40   Tyson Foods, Inc., Notes, 8.25%, due 10/1/11                            Baa3     BBB                 48
             40   United Mexican States, Notes, 8.38%, due 1/14/11                        Baa2     BBB-                47
             30   Verizon Global Funding Corp., Senior Notes, 7.38%,
                  due 9/1/12                                                               A2       A+                 36
            125   Vintage Petroleum, Inc., Senior Notes, 8.25%, due 5/1/12                Ba3      BB-                140
            125   Warner Music Group, Senior Subordinated Notes, 7.38%,
                  due 4/15/14                                                              B3       B-                128**
             75   Wells Fargo Co., Subordinated Notes, 6.25%, due 4/15/08                 Aa2       A+                 82

     PRINCIPAL AMOUNT                                                                      RATING ~                 VALUE +
     (000'S OMITTED)                                                                    MOODY'S    S&P    (000'S OMITTED)
     $      125   Westinghouse Air Brake, Senior Notes, 6.88%, due 7/31/13                Ba2       BB        $       130
            125   Williams Cos., Inc., Notes, 8.13%, due 3/15/12                           B3       B+                147
            125   Xerox Corp., Senior Notes, 6.88%, due 8/15/11                           Ba2       B+                133
            125   Young Broadcasting, Inc., Guaranteed Senior Notes, 8.50%,
                  due 12/15/08                                                             B2       B                 134
                                                                                                              -----------
                  TOTAL CORPORATE DEBT SECURITIES (COST $8,673)                                                     8,969
                                                                                                              -----------

     FOREIGN GOVERNMENT SECURITIES^^ (17.2%)
     EUR     70   Bundesrepublic Deutschland, Bonds, 5.00%, due 7/4/12                    Aaa      AAA                 97
     CAD    150   Canadian Government, Bonds, 7.25%, due 6/1/07                           Aaa      AAA                135
     CAD     40   Canadian Government, Bonds, 8.00%, due 6/1/27                           Aaa      AAA                 46
     EUR    495   Government of France, Bonds, 7.75%, due 10/25/05                        Aaa      AAA                663
     JPY 27,000   Inter-American Development Bank, 1.90%, due 7/8/09                      Aaa      AAA                270
     JPY 18,000   Japan Development Bank, Bonds, 1.40%, due 6/20/12                       Aaa      AA-                172
     JPY  8,000   Japan Development Bank, Bonds, 1.05%, due 6/20/23                       Aaa      AA-                 62
     JPY 20,000   Japan Financial Corp., Global Notes, 1.55%, due 2/21/12                 Aaa      AA-                194
     EUR    400   Netherlands Government, Bonds, 5.25%, due 7/15/08                       Aaa      AAA                551
     DKK    457   Nykredit, Mortgage-Backed Securities, Ser. 02A, 5.00%,
                  due 10/1/22                                                             Aa1       AA                 80
     JPY 17,000   Quebec Province, Bonds, 1.60%, due 5/9/13                                A1       A+                163
     AUD     70   Queensland Treasury, Bonds, 8.00%, due 9/14/07                          Aaa      AAA                 56
     JPY 23,000   Republic of Austria, Bonds, 3.75%, due 2/3/09                           Aaa      AAA                246
     EUR    270   Republic of Germany, Bonds, 5.00%, due 8/19/05                          Aaa      AAA                351
     EUR    295   Republic of Germany, Bonds, 5.50%, due 1/4/31                           Aaa      AAA                431
     JPY 42,000   Republic of Italy, Bonds, 1.80%, due 2/23/10                            Aa2      AA-                418
     EUR    450   Spain Government, Bonds, 5.00%, due 7/30/12                             Aaa      AA+                625
     SEK    400   Swedish Government, Bonds, 5.50%, due 10/8/12                           Aaa      AAA                 62
     GBP     65   U K Treasury, Bonds, 8.50%, due 12/7/05                                 Aaa      AAA                124
     GBP     70   U K Treasury, Bonds, 5.75%, due 12/7/09                                 Aaa      AAA                135
     GBP     70   U K Treasury, Bonds, 8.00%, due 6/7/21                                  Aaa      AAA                177
                                                                                                              -----------
                  TOTAL FOREIGN GOVERNMENT SECURITIES (COST $4,566)                                                 5,058
                                                                                                              -----------

     CONVERTIBLE BONDS (2.2%)
             75   Devon Energy Corp., Senior Notes, 4.95%, due 8/15/08                    Baa2     BBB                 82
             75   Echostar Communications Corp., Subordinated Notes, 5.75%,
                  due 5/15/08                                                              B2       B                  77
             75   Edwards Lifescience Corp., Senior Notes, 3.88%, due 5/15/33                                          76^
             50   Hilton Hotels Corp., Notes, 3.38%, due 4/15/23                          Baa3     BBB-                56
             65   Lamar Advertising Co., Notes, 2.88%, due 12/31/10                        B2       B                  70
             75   Liberty Media Corp., Senior Debentures, 3.25%, due 3/15/31              Baa3     BBB-                70
             75   Morgan Stanley Group, Inc., Senior Notes, 1.25%, due 12/30/08           Aa3       A+                 69
             75   SCI Systems, Inc., Notes, 3.00%, due 3/15/07                             B1       B                  73
             75   Thermo Electron Corp., Subordinated Debentures, 3.25%,
                  due 11/1/07                                                             Baa3     BBB                 74
                                                                                                              -----------
           TOTAL CONVERTIBLE BONDS (COST $623)                                                                        647
                                                                                                              -----------

     REPURCHASE AGREEMENTS (2.3%)
            680   State Street Bank and Trust Co. Repurchase Agreement, 1.75%,
                  due 11/1/04, dated 10/29/04, Maturity Value $680,099,
                  Collateralized by $710,000 U.S. Treasury Bills, due
                  3/3/05 (Collateral Value $704,675) (COST $680)                                                      680#
                                                                                                              -----------

See Notes to Schedule of Investments

     PRINCIPAL AMOUNT                                                                                               VALUE +
     (000'S OMITTED)                                                                                      (000'S OMITTED)

     SHORT-TERM INVESTMENTS (1.3%)
     $      160   N&B Securities Lending Quality Fund, LLC                                                    $       160+++
            200   Neuberger Berman Institutional Cash Fund Trust Class                                                200@
                                                                                                              -----------
                  TOTAL SHORT-TERM INVESTMENTS (COST $360)                                                            360#
                                                                                                              -----------

     NUMBER OF SHARES

     WARRANTS (0.0%)
            430   General Growth Properties (COST $0)                                                                  --*
                                                                                                              -----------

                  TOTAL INVESTMENTS (102.2%) (COST $28,279)                                                        30,012##

                  Liabilities, less cash, receivables and other assets [(2.2%)]                                      (635)
                                                                                                              -----------

                  TOTAL NET ASSETS (100.0%)                                                                   $    29,377
                                                                                                              -----------

                                               NEUBERGER BERMAN OCTOBER 31, 2004

NOTES TO SCHEDULE OF INVESTMENTS

     + Investments in equity securities by Neuberger Berman Strategic Income Fund ("Strategic Income") are valued at the latest sales price where that price is readily available; equity securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Investments in debt securities by the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other debt securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Income Funds (the "Board") believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities in the wake of certain significant events. When changes in the value of a certain index suggest that the closing prices on the foreign exchanges no longer represent the amount that the Fund could expect to receive for those securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

     ++ Investment securities of Neuberger Berman Institutional Cash Fund ("Institutional Cash") are valued at amortized cost, which approximates U.S. Federal income tax cost.

     #    At cost, which approximates market value.

     ## At October 31, 2004, the cost of investments for U.S. Federal income tax purposes was $28,440,000. Gross unrealized appreciation of investments was $1,641,000 and gross unrealized depreciation of investments was $69,000, resulting in net unrealized appreciation of $1,572,000, based on cost for U.S. Federal income tax purposes.

     *    Non-income producing security.

     ** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and are deemed liquid. At October 31, 2004, these securities amounted to $2,120,000 or 7.2% of net assets for Strategic Income.

See Notes to Financial Statements

     @ Institutional Cash is also managed by Neuberger Berman Management Inc. (see Notes A and F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Institutional Cash.

     ~    Credit ratings are unaudited.

     +++ The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment company complex, the Quality Fund may be considered an affiliate of the Fund (see Notes A and F of Notes to Financial Statements).

     ++++ The following securities were held in escrow at October 31, 2004, to cover outstanding call options written:

                                                                            MARKET VALUE      PREMIUM   MARKET VALUE
          NEUBERGER BERMAN        SHARES    SECURITIES AND OPTIONS         OF SECURITIES   ON OPTIONS     OF OPTIONS
          STRATEGIC INCOME         1,500    Abbott Laboratories            $      64,000   $    1,000   $          0
                                            November 2004 @ 47.50
                                   1,000    American International Group          61,000        1,000              0
                                            November 2004 @ 80
                                   1,500    Anadarko Petroleum                   101,000        5,000         11,000
                                            January 2005 @ 60
                                   1,000    Anthem, Inc.                          80,000        3,000              0
                                            December 2004 @ 95
                                   2,000    Bank of America                       90,000        2,000          5,000
                                            November 2004 @ 42.50
                                   1,500    BP PLC ADR                            88,000        1,000          2,000
                                            January 2005 @ 60
                                   5,000    Corinthian Colleges                   72,000        2,000          2,000
                                            February 2005 @ 17.50
                                   2,000    Dover Corp.                           79,000        3,000          2,000
                                            December 2004 @ 40
                                   2,000    First Data                            82,000        2,000              0
                                            November 2004 @ 45
                                   3,000    FTI Consulting                        56,000        2,000          1,000
                                            March 2005 @ 22.50
                                   1,000    General Dynamics                     102,000        1,000          1,000
                                            November 2004 @ 105
                                   3,500    Intel Corp.                           78,000        2,000          3,000
                                            April 2005 @ 25
                                   4,000    Jackson Hewitt Tax Service            84,000        2,000          6,000
                                            January 2005 @ 20
                                   1,500    Lockheed Martin                       83,000        2,000          2,000
                                            December 2004 @ 55
                                   1,500    PetroChina Co.                        79,000        1,000          1,000
                                            December 2004 @ 55
                                     700    Rio Tinto                             74,000        4,000          3,000
                                            January 2005 @ 110
                                   2,000    Target Corp.                         100,000        3,000          7,000
                                            January 2005 @ 47.50
                                   4,000    Texas Instruments                     98,000        1,000          6,000
                                            January 2005 @ 25
                                   2,000    Verizon Communications                78,000        1,000          1,000
                                            January 2005 @ 42.50
                                   2,000    Willis Group Holdings                 72,000        2,000          1,000
                                            January 2005 @ 40

     ^^ Principal amount is stated in the currency in which the security is denominated.
          AUD = Australian Dollar
          CAD = Canadian Dollar
          DKK = Danish Krone
          EUR = Euro Currency
          GBP = Great Britain Pound
          JPY = Japanese Yen
          SEK = Swedish Krona

     ^    Not rated by a nationally recognized statistical rating organization.

     ~~ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

     @@ All or a portion of this security was purchased on a when-issued basis. At October 31, 2004, these securities amounted to $40,000 and $967,000 for Institutional Cash and Strategic Income, respectively.

     @@@ All or a portion of this security is segregated as collateral for when-issued purchase commitments and/or financial futures contracts margin.

     +++ TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an appropriate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2004

STATEMENTS OF ASSETS AND LIABILITIES

NEUBERGER BERMAN INCOME FUNDS                                                      INSTITUTIONAL       STRATEGIC
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                            CASH FUND(1)   INCOME FUND(2)
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE*+ (NOTES A & F)--SEE
     SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                          $   2,732,939   $       29,652
     Affiliated issuers                                                                       --              360
=================================================================================================================
                                                                                       2,732,939           30,012
     Cash                                                                                      1               24
     Foreign currency                                                                         --              203
     Dividends and interest receivable                                                     1,686              302
     Receivable for securities sold                                                           --              204
     Receivable for Fund shares sold                                                       2,000               --
     Receivable from administrator--net (Note B)                                              --               20
     Prepaid expenses and other assets                                                        15               --
=================================================================================================================
TOTAL ASSETS                                                                           2,736,641           30,765
=================================================================================================================

LIABILITIES
     Dividends payable                                                                     2,542               --
     Option contracts written, at market value (Note A)                                       --               54
     Net payable for forward foreign currency exchange contracts sold (Note C)                --               59
     Payable for collateral on securities loaned (Note A)                                     --              160
     Payable for securities purchased                                                     40,000            1,038
     Payable for Fund shares redeemed                                                      2,000               --
     Payable for variation margin (Note A)                                                    --                1
     Payable to investment manager (Notes A & B)                                             224               13
     Payable to administrator (Note B)                                                       337               --
     Accrued expenses and other payables                                                      61               63
=================================================================================================================
TOTAL LIABILITIES                                                                         45,164            1,388
=================================================================================================================
NET ASSETS AT VALUE                                                                $   2,691,477   $       29,377
=================================================================================================================

NET ASSETS CONSIST OF:
     Paid-in capital                                                               $   2,691,466   $       27,530
     Undistributed net investment income (loss)                                               --               79
     Accumulated net realized gains (losses) on investments                                   11              107
     Net unrealized appreciation (depreciation) in value of investments                       --            1,661
=================================================================================================================
NET ASSETS AT VALUE                                                                $   2,691,477   $       29,377
=================================================================================================================
SHARES OUTSTANDING ($.001 par value; unlimited shares authorized)                      2,691,466            2,740
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                           $        1.00   $        10.72
=================================================================================================================
+SECURITIES ON LOAN, AT MARKET VALUE                                               $          --   $          145
=================================================================================================================

*COST OF INVESTMENTS:
     Unaffiliated issuers                                                          $   2,732,939   $       27,919
     Affiliated issuers                                                                       --              360
=================================================================================================================
TOTAL COST OF INVESTMENTS                                                          $   2,732,939   $       28,279
=================================================================================================================
TOTAL COST OF FOREIGN CURRENCY                                                     $          --   $          201
=================================================================================================================

(1)  Institutional Cash Fund currently offers Trust Class Shares.
(2)  Strategic Income Fund currently offers Institutional Class Shares.

See Notes to Financial Statements

                            NEUBERGER BERMAN FOR THE YEAR ENDED OCTOBER 31, 2004

STATEMENTS OF OPERATIONS

NEUBERGER BERMAN INCOME FUNDS                                                      INSTITUTIONAL         STRATEGIC
(000'S OMITTED)                                                                     CASH FUND(1)    INCOME FUND(2)
INVESTMENT INCOME
INCOME:
Interest income--unaffiliated issuers (Note A)                                     $      32,720    $          943
Income from investments in affiliated issuers (Note A)                                        --                 2
Dividend income--unaffiliated issuers                                                         --               213
Income from securities loaned affiliated issuer (Note A)                                      --                13
Foreign taxes withheld (Note A)                                                               --                (1)
==================================================================================================================
Total income                                                                              32,720             1,170
==================================================================================================================

EXPENSES:
Investment management fee (Notes A & B)                                                    2,712               163
Administration fee (Note B)                                                                4,069                41
Audit fees                                                                                    34                31
Custodian fees (Note B)                                                                      467               138
Insurance expense                                                                             67                 1
Legal fees                                                                                    25                35
Registration and filing fees                                                                  38                31
Shareholder reports                                                                           49                --
Shareholder servicing agent fees                                                              12                 9
Trustees' fees and expenses                                                                   31                24
Miscellaneous                                                                                 54                --
==================================================================================================================
Total expenses                                                                             7,558               473

Expenses reimbursed by administrator (Note B)                                                 --              (241)
Investment management fee waived (Note A)                                                     --                 0
Expenses reduced by custodian fee expense offset and commission recapture
       arrangements (Note B)                                                                  (1)               (2)
==================================================================================================================
Total net expenses                                                                         7,557               230
==================================================================================================================
Net investment income (loss)                                                              25,163               940
=================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
       Sales of investment securities of unaffiliated issuers                                 11               771
       Financial futures contracts                                                            --                (1)
       Option contracts written                                                               --                38
       Foreign currency                                                                       --              (296)
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                     --             1,352
       Option contracts written                                                               --                16
       Foreign currency                                                                       --               (49)
==================================================================================================================
Net gain (loss) on investments                                                                11             1,831
==================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $      25,174    $        2,771
==================================================================================================================

(1)  Institutional Cash Fund currently offers Trust Class Shares.
(2) Strategic Income Fund currently offers Institutional Class Shares.

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  INSTITUTIONAL CASH FUND(1)
                                                                           --------------------------------------
NEUBERGER BERMAN INCOME FUNDS
(000'S OMITTED)
                                                                                        YEAR                 YEAR
                                                                                       ENDED                ENDED
                                                                                 OCTOBER 31,          OCTOBER 31,
                                                                                        2004                 2003
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:

Net investment income (loss)                                               $          25,163    $          28,059
Net realized gain (loss) on investments                                                   11                   61
Change in net unrealized appreciation (depreciation) of investments                       --                   --
                                                                           -----------------    -----------------
Net increase (decrease) in net assets resulting from operations                       25,174               28,120
                                                                           -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                (25,163)             (28,059)
Net realized gain on investments                                                         (60)                  --
                                                                           -----------------    -----------------
Total distributions to shareholders                                                  (25,223)             (28,059)
                                                                           -----------------    -----------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                          7,534,445           12,498,219
Proceeds from reinvestment of dividends and distributions                              5,644                4,312
Payments for shares redeemed                                                      (7,530,697)         (12,976,936)
Net increase (decrease) from Fund share transactions                                   9,392             (474,405)
                                                                           -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS                                                  9,343             (474,344)
                                                                           -----------------    -----------------
NET ASSETS:
Beginning of period                                                                2,682,134            3,156,478
                                                                           -----------------    -----------------
End of period                                                              $       2,691,477    $       2,682,134
                                                                           -----------------    -----------------
Undistributed net investment income (loss) at end of period                $              --               $   --
                                                                           -----------------    -----------------

                                                                                  STRATEGIC INCOME FUND(2)
                                                                           --------------------------------------
NEUBERGER BERMAN INCOME FUNDS                                                                         PERIOD FROM
(000'S OMITTED)                                                                                     JULY 11, 2003
                                                                                        YEAR        (COMMENCEMENT
                                                                                       ENDED    OF OPERATIONS) TO
                                                                                 OCTOBER 31,          OCTOBER 31,
                                                                                        2004                 2003
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:

Net investment income (loss)                                               $             940    $             246
Net realized gain (loss) on investments                                                  512                 (151)
Change in net unrealized appreciation (depreciation) of investments                    1,319                  342
                                                                           -----------------    -----------------
Net increase (decrease) in net assets resulting from operations                        2,771                  437
                                                                           -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                 (1,171)                (190)
Net realized gain on investments                                                          --                   --
                                                                           -----------------    -----------------
Total distributions to shareholders                                                   (1,171)                (190)
                                                                           -----------------    -----------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                              4,693               24,659
Proceeds from reinvestment of dividends and distributions                                825                  143
Payments for shares redeemed                                                          (1,354)              (1,436)
                                                                           -----------------    -----------------
Net increase (decrease) from Fund share transactions                                   4,164               23,366
                                                                           -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS                                                  5,764               23,613

NET ASSETS:
Beginning of period                                                                   23,613                   --
                                                                           -----------------    -----------------
End of period                                                              $          29,377    $          23,613
                                                                           -----------------    -----------------
Undistributed net investment income (loss) at end of period                $              79    $              65
                                                                           -----------------    -----------------

(1)  Institutional Cash Fund currently offers Trust Class Shares.
(2)  Strategic Income Fund currently offers Institutional Class Shares.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS Income Funds

          NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     1 GENERAL: Neuberger Berman Institutional Cash Fund ("Institutional Cash") and Neuberger Berman Strategic Income Fund ("Strategic Income") (individually a "Fund", collectively, the "Funds") are separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Institutional Cash offers Trust Class shares and Strategic Income offers Institutional Class shares. Strategic Income had no operations until July 11, 2003 other than matters relating to its organization and registration of its shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

          The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

          It is the policy of Institutional Cash to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance the Fund will be able to maintain a stable net asset value per share.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

     3 FOREIGN CURRENCY TRANSLATION: Strategic Income may invest in foreign securities denominated in foreign currency. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

     4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and (for

          Strategic Income foreign currency transactions) are recorded on the basis of identified cost and stated separately in the Statements of Operations.

     5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

          Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. Strategic Income may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

          As determined on October 31, 2004, permanent differences for Strategic Income resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, mortgage dollar rolls, and amortization of bond premium were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund. There were no permanent differences from different book and tax accounting reclassified at year end for Institutional Cash.

          The tax character of distributions paid during the periods ended October 31, 2004 and October 31, 2003 were as follows:

                                                                                                  DISTRIBUTIONS PAID FROM:
                                                                                 LONG-TERM                      TAX RETURN
                                             ORDINARY INCOME                  CAPITAL GAIN                      OF CAPITAL
                                         2004           2003         2004             2003            2004            2003
          INSTITUTIONAL CASH     $ 25,222,740   $ 28,059,371$          --   $           --   $          --   $          --
          STRATEGIC INCOME          1,171,018        189,760           --               --              --              --

                                                       TOTAL
                                         2004           2003
          INSTITUTIONAL CASH     $ 25,222,740   $ 28,059,371
          STRATEGIC INCOME          1,171,018        189,760


          As of October 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                    UNDISTRIBUTED    UNDISTRIBUTED    UNREALIZED                   LOSS
                                         ORDINARY        LONG-TERM       APPRECIATION     CARRYFORWARDS
                                           INCOME             GAIN     (DEPRECIATION)     AND DEFERRALS            TOTAL
          INSTITUTIONAL CASH       $    2,553,766   $           --   $             --   $           --    $    2,553,766
          STRATEGIC INCOME                286,404               --          1,561,869               --         1,848,273

          The difference between book basis and tax basis distributable earnings for Institutional Cash is attributable primarily to timing differences of dividend payments. The difference between book basis and tax basis distributable earnings for Strategic Income is attributable primarily to the timing differences of wash sales, amortization of bond premium, mark to market on certain forward foreign currency and futures contracts, and mortgage dollar rolls.

     6 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

     7 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of Institutional Cash to declare dividends from net investment income on each business day; such dividends are paid monthly. Strategic Income generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Distributions from net realized capital gains, if any, are generally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

          Strategic Income invests a portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITs held by the Fund are generally comprised of investment income, long-term capital gains, and return of REIT capital but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2004, the Fund estimated these amounts within the Statement of Operations since the information is not available from the REITs until after the Fund's fiscal year-end. The character of distributions paid to shareholders, as disclosed within the Statement of Changes, is based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099 received to date. After calendar year-end, REITs often recharacterize the nature of the distributions paid during that year, frequently with the result that distributions previously identified as income are recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, the Fund adjusts to actual, estimates previously recorded. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099.

     8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust, are allocated among the Funds and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

     9 CALL OPTIONS: Premiums received by Strategic Income upon writing a covered call option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. The Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

          Summary of option transactions for the year ended October 31, 2004:

                                                                       VALUE WHEN
          STRATEGIC INCOME                                 NUMBER         WRITTEN
          Contracts outstanding 10/31/2003                 39,000    $     40,000
          Contracts written                               130,000         124,000
          Contracts expired                               (24,000)        (21,000)
          Contracts exercised                             (29,000)        (37,000)
          Contracts closed                                (73,000)        (66,000)
                                                     ------------    ------------
          Contracts outstanding 10/31/2004                 43,000    $     40,000
                                                     ------------    ------------

     10 FORWARD FOREIGN CURRENCY CONTRACTS: Strategic Income may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts, but the Fund may not invest more than 20% of its net assets in foreign securities denominated in or indexed to foreign currencies. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

     11 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, Strategic Income entered into a Securities Lending Agreement ("Agreement") with Neuberger Berman, LLC ("Neuberger"). Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Board, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC, which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Neuberger guaranteed a certain amount of revenue to the Fund under the Agreement, and received a portion of any revenue earned in excess of the guaranteed amount as a lending agency fee. At October 31, 2004, Strategic Income had not paid Neuberger any fees under the Agreement.

          The Agreement has been renewed and approved by the Board as of July 1, 2004 with substantially the same terms. Under this current Agreement, Neuberger guarantees a certain amount of revenue to the Fund and receives any revenue earned in excess of the guaranteed amount as a lending agency fee.

          Income earned on the securities loaned, if any, is reflected in the Statements of Operations under the caption Income from securities loaned affiliated issuer.

     12 REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

     13 SHORT SALES: Strategic Income may enter into short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale the executing broker borrows the securities being sold short on behalf of the Fund, and the Fund is obligated to replace the securities borrowed by purchasing them at the market price at a date in the future. When a Fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. The Fund is required to pay the lender any dividends and may be required to pay premium or interest, in connection with the short sales.

          The Fund may also attempt to limit exposure to a possible decline in the market value of securities through short sales of securities that Management believes possess volatility characteristics similar to those being hedged. In such case, any loss in the Fund's long position after the short sale should be reduced by a corresponding gain in the short position. The Fund also may use short sales in an attempt to realize gains. The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged. At October 31, 2004, there were no open positions in short sales for Strategic Income.

     14 DOLLAR ROLLS: Strategic Income may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

     15 FINANCIAL FUTURES CONTRACTS: Strategic Income may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

          Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

          For U.S. Federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

          During the year ended October 31, 2004, Strategic Income entered into financial futures contracts. At October 31, 2004, open positions in financial futures contracts were as follows:

                                                                                  UNREALIZED
          EXPIRATION                     OPEN CONTRACTS             POSITION    DEPRECIATION
          December 2004         4 U.S. Treasury Notes, 5 Year          Short   $       2,781

          At October 31, 2004, Strategic Income had deposited $575,000 in U.S. Treasury Notes, 1.25%, due 5/31/05, in a segregated account to cover margin requirements on open financial futures contracts.

     16   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT
          INC.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, Strategic Income may invest in Institutional Cash. Institutional Cash seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. For any cash that Strategic Income invests in Institutional Cash, Management waives a portion of its management fee equal to the management fee it receives from Institutional Cash on those assets. For the year ended October 31, 2004, income earned on this investment amounted to $1,867 and is reflected in the Statements of Operations under the caption Income from investments in affiliated issuers. For the year ended October 31, 2004, management fees waived on the investment in Institutional Cash amounted to $214.

     17 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

          NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

          Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.10% and 0.60%, for Institutional Cash and Strategic Income, respectively, of its average daily net assets.

          Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.15% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

          Management has contractually undertaken to reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                                              REIMBURSEMENT FROM
                                                                                              MANAGEMENT FOR THE
                                                                    EXPENSE                           YEAR ENDED
          CLASS                                                   LIMITATION(1)   EXPIRATION    OCTOBER 31, 2004
          INSTITUTIONAL CASH FUND TRUST CLASS                         0.41%        10/31/07       $       --
          STRATEGIC INCOME FUND INSTITUTIONAL CLASS                   0.85%        10/31/14          240,824

          (1) Expense limitation per annum of the respective class' average daily net assets.

          The Trust Class of Institutional Cash and the Institutional Class of Strategic Income have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their respective expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement.

          During the year ended October 31, 2004, there was no reimbursement to Management. At October 31, 2004, Strategic Income had a contingent liability to Management under the agreement of $445,669 of which $204,845 expires in 2006 and $240,824 expires in 2007.

          On October 31, 2003, Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to each Fund, became indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

          Each class of shares also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each share class.

          Each Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $898 and $444, for Institutional Cash and Strategic Income, respectively.

          Strategic Income has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended October 31, 2004, the impact of this arrangement was a reduction of expenses of $1,714.

          NOTE C--SECURITIES TRANSACTIONS:

          Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) for the year ended October 31, 2004 were as follows:

          STRATEGIC INCOME

                                                                                                            SALES AND
                     PURCHASES OF        PURCHASES EXCLUDING        SALES AND MATURITIES         MATURITIES EXCLUDING
                  U.S. GOVERNMENT            U.S. GOVERNMENT          OF U.S. GOVERNMENT              U.S. GOVERNMENT
           AND AGENCY OBLIGATIONS     AND AGENCY OBLIGATIONS      AND AGENCY OBLIGATIONS       AND AGENCY OBLIGATIONS
                   $    4,956,309            $    23,034,385              $    2,269,605              $    19,667,199

          All securities transactions for Institutional Cash were short-term.

          During the year ended October 31, 2004, Strategic Income had entered into various contracts to deliver currencies at specified future dates. At October 31, 2004, open contracts were as follows:

                                                                                                              NET UNREALIZED
                                                               IN EXCHANGE       SETTLEMENT                     APPRECIATION
          SELL                                 CONTRACTS               FOR             DATE          VALUE    (DEPRECIATION)
          CANADIAN DOLLAR                    170,000 CAD      $    136,723       12/29/2004   $    139,179       $    (2,456)
          EURO DOLLAR                      2,298,000 EUR         2,898,048       12/27/2004      2,929,237           (31,189)
          JAPANESE YEN                   160,716,000 JPY         1,497,819       12/27/2004      1,521,293           (23,474)
          POUND STERLING                     189,000 GBP           343,602       12/29/2004        345,139            (1,537)

          During the year ended October 31, 2004, brokerage commissions on securities transactions for Strategic Income amounted to $27,037, of which Neuberger received $670, Lehman received $5,976, and other brokers received $20,391.

          NOTE D--FUND SHARE TRANSACTIONS:

          Share activity for the years ended October 31, 2004 and October 31, 2003 was as follows:

                                FOR THE YEAR ENDED OCTOBER 31, 2004                    FOR THE YEAR ENDED OCTOBER 31, 2003
                          ------------------------------------------------   ------------------------------------------------------
                                              SHARES                                               SHARES
                                           ISSUED ON                                            ISSUED ON
                                        REINVESTMENT                                         REINVESTMENT
                                        OF DIVIDENDS                                         OF DIVIDENDS
          (000'S             SHARES              AND        SHARES                SHARES              AND         SHARES
          OMITTED)           SOLD      DISTRIBUTIONS      REDEEMED   TOTAL         SOLD     DISTRIBUTIONS       REDEEMED      TOTAL
          INSTITUTIONAL
          CASH:
          Trust Class     7,534,445            5,644    (7,530,697)  9,392    12,498,219        4,312        (12,976,936)  (474,405)

                                FOR THE YEAR ENDED OCTOBER 31, 2004                    FOR THE PERIOD ENDED OCTOBER 31, 2003*
                          ------------------------------------------------   ------------------------------------------------------
          STRATEGIC
          INCOME:
          Institutional
          Class                 455               79          (130)    404         2,466               14           (144)     2,336

          * Period from July 11, 2003 (Commencement of Operations) to October 31, 2003.

          NOTE E--LINE OF CREDIT:

          At October 31, 2004, each Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2004. During the year ended October 31, 2004, neither Fund utilized this line of credit.

          NOTE F--INVESTMENTS IN AFFILIATES*:

          STRATEGIC INCOME:

                                                  BALANCE OF                                   BALANCE OF
                                                      SHARES          GROSS          GROSS         SHARES
                                                        HELD      PURCHASES          SALES           HELD
                                                 OCTOBER 31,            AND            AND    OCTOBER 31,
          NAME OF ISSUER                                2003      ADDITIONS     REDUCTIONS           2004
          N&B Securities Lending Quality
          Fund, LLC**                                     --      3,965,300      3,805,300        160,000
          Neuberger Berman Institutional
          Cash Fund Trust Class***                   109,014      6,797,995      6,706,984        200,025

            TOTAL

                                                                     INCOME FROM
                                                                  INVESTMENTS IN
                                                                      AFFILIATED
                                                       VALUE             ISSUERS
                                                 OCTOBER 31,   INCLUDED IN TOTAL
          NAME OF ISSUER                                2004              INCOME
          N&B Securities Lending Quality
          Fund, LLC**                           $    160,000   $          13,352
          Neuberger Berman Institutional
          Cash Fund Trust Class***                   200,025               1,867
                                                ------------   -----------------
            TOTAL                               $    360,025   $          15,219
                                                ============   =================

          * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

          ** The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

          *** Neuberger Berman Institutional Cash Fund ("Institutional Cash") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Institutional Cash.

          NOTE G--PLAN OF REORGANIZATION:

          On October 1, 2004, the Board considered and approved a proposal for reorganizing Institutional Cash ("current Fund") into a new series of another investment company called Neuberger Berman Institutional Liquidity Series ("new Fund"). The new Fund would have the same name and a substantially identical investment program as the current Fund. The new Fund would be part of a two-level master-feeder structure, as opposed to the current single-level structure of the current Fund. In connection with the reorganization, the new Fund--through its investment in the master fund--would also have a new sub-adviser; Lehman Brothers AsseT Management Inc. would replace Neuberger Berman, LLC. Management would continue to serve as investment adviser. Shareholders will vote on the proposal at the shareholder meeting on December 21, 2004. If approved by the shareholders, on the closing date of the reorganization, the current Fund will transfer all of its assets to the new Fund, in exchange for the assumption by the new Fund of all of the current Fund's liabilities and the issuance of that number of shares of the new Fund equal to the number of outstanding shares of the current Fund on such date. Upon completion of the reorganization, each Fund shareholder will be the owner of full and fractional new Fund shares equal in number and aggregate net asset value to his or her current Fund shares. Upon approval of the proposal, the effective date of the reorganization will be on or after December 21, 2004.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

FINANCIAL HIGHLIGHTS Institutional Cash Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

TRUST CLASS+                                                                                                          PERIOD FROM
                                                                                                                     MAY 8, 2000^
                                                                             YEAR ENDED OCTOBER 31,                TO OCTOBER 31,
                                                              ---------------------------------------------------  --------------
                                                                   2004          2003          2002          2001            2000
NET ASSET VALUE, BEGINNING OF PERIOD                          $  1.0000     $  1.0000     $  1.0000     $  1.0000       $  1.0000
                                                              ---------     ---------     ---------     ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                      .0092         .0096         .0176         .0466           .0307
                                                              ---------     ---------     ---------     ---------       ---------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                            (.0092)       (.0096)       (.0176)       (.0466)         (.0307)
NET CAPITAL GAINS                                                (.0000)           --        (.0000)           --              --
                                                              ---------     ---------     ---------     ---------       ---------
TOTAL DISTRIBUTIONS                                              (.0092)       (.0096)       (.0176)       (.0466)         (.0307)
                                                              ---------     ---------     ---------     ---------       ---------
NET ASSET VALUE, END OF PERIOD                                $  1.0000     $  1.0000     $  1.0000     $  1.0000       $  1.0000
                                                              ---------     ---------     ---------     ---------       ---------
TOTAL RETURN++                                                     +.93%         +.97%        +1.77%        +4.76%          +3.11%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                       $ 2,691.5     $ 2,682.1     $ 3,156.5     $ 2,125.1       $   635.4
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                      .28%          .28%          .28%          .29%            .36%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                         .28%          .28%          .28%          .29%            .35%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         .92%          .97%         1.74%         4.52%           6.45%*

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Strategic Income Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INSTITUTIONAL CLASS                                                                  PERIOD FROM
                                                                     YEAR ENDED   JULY 11, 2003^
                                                                    OCTOBER 31,   TO OCTOBER 31,
                                                                   ------------   --------------
                                                                           2004             2003
NET ASSET VALUE, BEGINNING OF PERIOD                               $      10.11     $      10.00
                                                                   ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                                .36              .10
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)            .69              .09
                                                                   ------------     ------------
TOTAL FROM INVESTMENT OPERATIONS                                           1.05              .19
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                                      (.44)            (.08)
                                                                   ------------     ------------
NET ASSET VALUE, END OF PERIOD                                     $      10.72     $      10.11
                                                                   ------------     ------------
TOTAL RETURN++                                                           +10.65%           +1.95%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                            $       29.4     $       23.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                              .85%             .85%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS++                               .84%             .84%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                3.44%            3.51%*
PORTFOLIO TURNOVER RATE                                                      85%              34%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Portfolio's income and expenses through February 9, 2001 under the prior master-feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For Strategic Income, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+++ After reimbursement of expenses by the investment manager and/or waiver of a portion of the investment management fee. Had the investment manager not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                                     YEAR ENDED     PERIOD ENDED
                                                    OCTOBER 31,      OCTOBER 31,
                                                           2004          2003(1)
STRATEGIC INCOME INSTITUTIONAL CLASS                       1.72%            3.77%

(1)  Period from July 11, 2003 to October 31, 2003.

^    The date investment operations commenced.
*    Annualized.
**   Not annualized.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Neuberger Berman Income Funds and Shareholders of Neuberger Berman Institutional Cash Fund
Neuberger Berman Strategic Income Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman Institutional Cash Fund and Neuberger Berman Strategic Income Fund, two of the series constituting the Neuberger Berman Income Funds (the "Trust") as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended for Neuberger Berman Institutional Cash Fund and changes in net assets for the year ended October 31, 2004 and for the period from July 11, 2003 (commencement of operations) to October 31, 2003, for Neuberger Berman Strategic Income Fund, and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Neuberger Berman Income Funds as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended for Neuberger Berman Institutional Cash Fund and changes in net assets for the year ended October 31, 2004 and for the period from July 11, 2003 (commencement of operations) to October 31, 2003, for Neuberger Berman Strategic Income Fund, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
December 3, 2004

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Institutional Services
605 Third Avenue 2nd Floor
New York, NY 10158-0180

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

TRUSTEE AND OFFICER INFORMATION

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                  POSITION AND                                       FUND COMPLEX
                                 LENGTH OF TIME                                       OVERSEEN BY   OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)        SERVED (2)        PRINCIPAL OCCUPATION(S) (3)        TRUSTEE          FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

John Cannon (74)              Trustee since 1994    Consultant. Formerly,                  41       Independent Trustee or Director
                                                    Chairman, CDC Investment                        of three series of
                                                    Advisers (registered                            OppenheimerFunds: Limited Term
                                                    investment adviser) 1993 to                     New York Municipal Fund,
                                                    January 1999; formerly,                         Rochester Fund Municipals, and
                                                    President and Chief Executive                   Oppenheimer Convertible
                                                    Officer, AMA Investment                         Securities Fund, since 1992.
                                                    Advisors, an affiliate of the
                                                    American Medical Association.

Faith Colish (69)             Trustee since 2000    Counsel, Carter Ledyard &              41       Director, American Bar
                                                    Millburn LLP (law firm)                         Retirement Association (ABRA)
                                                    since October 2002;                             since 1997 (not-for-profit
                                                    formerly, Attorney-at-Law                       membership association).
                                                    and President, Faith Colish,
                                                    A Professional Corporation,
                                                    1980 to 2002.

Walter G. Ehlers (71)         Trustee since 2000    Consultant, Retired                    41       None.
                                                    President and Trustee,
                                                    Teachers Insurance & Annuity
                                                    (TIAA) and College
                                                    Retirement Equities Fund
                                                    (CREF).

C. Anne Harvey (67)           Trustee since 2000    Consultant, C. A. Harvey               41       President, Board of Associates
                                                    Associates, since June 2001;                    to The National Rehabilitation
                                                    formerly, Director, AARP,                       Hospital's Board of Directors
                                                    1978 to December 2001.                          since 2002; formerly, Member,
                                                                                                    Individual Investors Advisory
                                                                                                    Committee to the New York Stock
                                                                                                    Exchange Board of Directors,
                                                                                                    1998 to June 2002; formerly,
                                                                                                    Member, American Savings
                                                                                                    Education Council's Policy Board
                                                                                                    (ASEC), 1998 to 2000; formerly,
                                                                                                    Member, Executive Committee,
                                                                                                    Crime Prevention Coalition of
                                                                                                    America, 1997 to 2000.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                  POSITION AND                                       FUND COMPLEX
                                 LENGTH OF TIME                                       OVERSEEN BY   OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)        SERVED (2)        PRINCIPAL OCCUPATION(S) (3)        TRUSTEE          FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Barry Hirsch (71)             Trustee since 1993    Attorney-at-Law. Formerly,             41       None.
                                                    Senior Counsel, Loews
                                                    Corporation (diversified
                                                    financial corporation) May
                                                    2002 until April 2003;
                                                    formerly, Senior Vice
                                                    President, Secretary and
                                                    General Counsel, Loews
                                                    Corporation.

Robert A. Kavesh (77)         Trustee since 1993    Marcus Nadler Professor                41       Director, DEL Laboratories, Inc.
                                                    Emeritus of Finance and                         (cosmetics and pharmaceuticals)
                                                    Economics, New York                             since 1978; Director, The Caring
                                                    University Stern School of                      Community (not-for-profit).
                                                    Business.

Howard A. Mileaf (67)         Trustee since 2000    Retired. Formerly, Vice                41       Director, WHX Corporation
                                                    President and Special                           (holding company) since August
                                                    Counsel, WHX Corporation                        2002; Director, Webfinancial
                                                    (holding company) 1993 to                       Corporation (holding company)
                                                    2001.                                           since December 2002; Director,
                                                                                                    State Theatre of New Jersey
                                                                                                    (not-for-profit theater) since
                                                                                                    2000; formerly, Director, Kevlin
                                                                                                    Corporation (manufacturer of
                                                                                                    microwave and other products).

William E. Rulon (72)         Trustee since 1993    Retired. Formerly, Senior              41       Director, Pro-Kids Golf and
                                                    Vice President, Foodmaker,                      Learning Academy (teach golf and
                                                    Inc. (operator and                              computer usage to "at risk"
                                                    franchiser of restaurants)                      children) since 1998; formerly,
                                                    until January 1997.                             Director, Prandium, Inc.
                                                                                                    (restaurants) from March 2001
                                                                                                    until July 2002.

Cornelius T. Ryan (72)        Trustee since 2000    Founding General Partner,              41       Director, Capital Cash
                                                    Oxford Partners and Oxford                      Management Trust (money market
                                                    Bioscience Partners (venture                    fund), Naragansett Insured
                                                    capital partnerships) and                       Tax-Free Income Fund, Rocky
                                                    President, Oxford Venture                       Mountain Equity Fund, Prime Cash
                                                    Corporation.                                    Fund, several private companies
                                                                                                    and QuadraMed Corporation
                                                                                                    (NASDAQ).

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                  POSITION AND                                       FUND COMPLEX
                                 LENGTH OF TIME                                       OVERSEEN BY   OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)        SERVED (2)        PRINCIPAL OCCUPATION(S) (3)        TRUSTEE          FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip (54)          Trustee since 2000    General Partner, Seip                  41       Director, H&R Block, Inc.
                                                    Investments LP (a private                       (financial services company)
                                                    investment partnership);                        since May 2001; Director,
                                                    formerly, President and CEO,                    Forward Management, Inc. (asset
                                                    Westaff, Inc. (temporary                        management) since 2001;
                                                    staffing), May 2001 to                          formerly, Director, General
                                                    January 2002; Senior                            Magic (voice recognition
                                                    Executive at the Charles                        software) 2001 until 2002;
                                                    Schwab Corporation from 1983                    formerly, Director, E-Finance
                                                    to 1999, including Chief                        Corporation (credit decisioning
                                                    Executive Officer, Charles                      services) 1999 to 2003;
                                                    Schwab Investment Management,                   formerly, Director,
                                                    Inc. and Trustee, Schwab                        Save-Daily.com (micro investing
                                                    Family of Funds and Schwab                      services) 1999 to 2003;
                                                    Investments from 1997 to 1998                   Director, Offroad Capital Inc.
                                                    and Executive Vice                              (pre-public internet commerce
                                                    President-Retail Brokerage,                     company).
                                                    Charles Schwab Investment
                                                    Management from 1994 to 1997.

Candace L. Straight (57)      Trustee since 1993    Private investor and                   41       Director, The Proformance
                                                    consultant specializing in                      Insurance Company (personal
                                                    the insurance industry;                         lines property and casualty
                                                    formerly, Advisory Director,                    insurance company) since March
                                                    Securitas Capital LLC (a                        2004; Director, Providence
                                                    global private equity                           Washington (property and
                                                    investment firm dedicated to                    casualty insurance company)
                                                    making investments in the                       since December 1998; Director,
                                                    insurance sector) 1998 to                       Summit Global Partners
                                                    December 2002.                                  (insurance brokerage firm) since
                                                                                                    October 2000.

Peter P. Trapp (59)           Trustee since 2000    Regional Manager for Atlanta           41       None.
                                                    Region, Ford Motor Credit
                                                    Company since August 1997;
                                                    formerly, President, Ford
                                                    Life Insurance Company, April
                                                    1995 to August 1997.

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                  POSITION AND                                       FUND COMPLEX
                                 LENGTH OF TIME                                       OVERSEEN BY   OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)        SERVED (2)        PRINCIPAL OCCUPATION(S) (3)        TRUSTEE          FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"

Edward I. O'Brien* (76)       Trustee since 2000    Formerly, Member, Investment           41       Director, Legg Mason, Inc.
                                                    Policy Committee, Edward                        (financial services holding
                                                    Jones 1993 to 2001;                             company) since 1993; formerly,
                                                    President, Securities                           Director, Boston Financial Group
                                                    Industry Association ("SIA")                    (real estate and tax shelters)
                                                    (securities industry's                          1993 to 1999.
                                                    representative in government
                                                    relations and regulatory
                                                    matters at the federal and
                                                    state levels) 1974 to 1992;
                                                    Adviser to SIA, November 1992
                                                    to November 1993.

Jack L. Rivkin* (64)          President and         Executive Vice President and           41       Director, Dale Carnegie and
                              Trustee since         Chief Investment Officer,                       Associates, Inc. (private
                              December 2002         Neuberger Berman Inc.                           company) since 1998; Director,
                                                    (holding company) since 2002                    Emagin Corp. (public company)
                                                    and 2003, respectively;                         since 1997; Director, Solbright,
                                                    Executive Vice President and                    Inc. (private company) since
                                                    Chief Investment Officer,                       1998; Director, Infogate, Inc.
                                                    Neuberger Berman since 2002                     (private company) since 1997;
                                                    and 2003, respectively;                         Director, Broadway Television
                                                    Director and Chairman, NB                       Network (private company) since
                                                    Management since December                       2000.
                                                    2002; formerly, Executive
                                                    Vice President, Citigroup
                                                    Investments, Inc. from
                                                    September 1995 to February
                                                    2002; formerly, Executive
                                                    Vice President, Citigroup
                                                    Inc. from September 1995 to
                                                    February 2002.

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                  POSITION AND                                       FUND COMPLEX
                                 LENGTH OF TIME                                       OVERSEEN BY   OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)        SERVED (2)        PRINCIPAL OCCUPATION(S) (3)        TRUSTEE          FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (45)        Chairman of the       Executive Vice President,              41       Director and Vice President,
                              Board, Chief          Neuberger Berman Inc.                           Neuberger & Berman Agency, Inc.
                              Executive Officer     (holding company) since 1999;                   since 2000; formerly, Director,
                              and Trustee since     Head of Neuberger Berman                        Neuberger Berman Inc. (holding
                              2000 President and    Inc.'s Mutual Funds and                         company) from October 1999
                              Chief Executive       Institutional Business since                    through March 2003; Trustee,
                              Officer from 1999 to  1999; President and Director,                   Frost Valley YMCA.
                              2000                  NB Management since 1999;
                                                    Executive Vice President,
                                                    Neuberger Berman since 1999;
                                                    formerly, Principal,
                                                    Neuberger Berman from 1997
                                                    until 1999; formerly, Senior
                                                    Vice President, NB Management
                                                    from 1996 until 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

                                                   POSITION AND
   NAME, AGE, AND ADDRESS (1)                LENGTH OF TIME SERVED (2)                    PRINCIPAL OCCUPATION(S) (3)
-----------------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (48)            Secretary since 1985                            Vice President-Mutual Fund Board
                                                                                   Relations, NB Management since 2000; Vice
                                                                                   President, Neuberger Berman since 2002 and
                                                                                   employee since 1999; formerly, Vice
                                                                                   President, NB Management from 1986 to
                                                                                   1999; Secretary, fourteen registered
                                                                                   investment companies for which NB
                                                                                   Management acts as investment manager and
                                                                                   administrator (four since 2002, three
                                                                                   since 2003, and four since 2004).

Robert Conti (48)                  Vice President since 2000                       Senior Vice President, Neuberger Berman
                                                                                   since 2003, formerly, Vice President,
                                                                                   Neuberger Berman from 1999 until 2003;
                                                                                   Senior Vice President, NB Management since
                                                                                   2000; formerly, Controller, NB Management
                                                                                   until 1996; formerly, Treasurer, NB
                                                                                   Management from 1996 until 1999; Vice
                                                                                   President, fourteen registered investment
                                                                                   companies for which NB Management acts as
                                                                                   investment manager and administrator
                                                                                   (three since 2000, four since 2002, three
                                                                                   since 2003, and four since 2004).

Brian J. Gaffney (51)              Vice President since 2000                       Managing Director, Neuberger Berman since
                                                                                   1999; Senior Vice President, NB Management
                                                                                   since 2000; formerly, Vice President, NB
                                                                                   Management from 1997 until 1999; Vice
                                                                                   President, fourteen registered investment
                                                                                   companies for which NB Management acts as
                                                                                   investment manager and administrator
                                                                                   (three since 2000, four since 2002, three
                                                                                   since 2003, and four since 2004).

Sheila R. James (39)               Assistant Secretary since 2002                  Employee, Neuberger Berman since 1999;
                                                                                   formerly, Employee, NB Management from
                                                                                   1991 to 1999; Assistant Secretary,
                                                                                   fourteen registered investment companies
                                                                                   for which NB Management acts as investment
                                                                                   manager and administrator (seven since
                                                                                   2002, three since 2003, and four since
                                                                                   2004).

Kevin Lyons (49)                   Assistant Secretary since 2003                  Employee, Neuberger Berman since 1999;
                                                                                   formerly, Employee, NB Management from
                                                                                   1993 to 1999; Assistant Secretary,
                                                                                   fourteen registered investment companies
                                                                                   for which NB Management acts as investment
                                                                                   manager and administrator (ten since 2003
                                                                                   and four since 2004).

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                                   POSITION AND
   NAME, AGE, AND ADDRESS (1)                LENGTH OF TIME SERVED (2)                    PRINCIPAL OCCUPATION(S) (3)
-----------------------------------------------------------------------------------------------------------------------------
John M. McGovern (34)              Assistant Treasurer since 2002                  Vice President, Neuberger Berman since
                                                                                   January 2004; Employee, NB Management
                                                                                   since 1993; Assistant Treasurer, fourteen
                                                                                   registered investment companies for which
                                                                                   NB Management acts as investment manager
                                                                                   and administrator (seven since 2002, three
                                                                                   since 2003, and four since 2004).

Barbara Muinos (45)                Treasurer and Principal Financial and           Vice President, Neuberger Berman since
                                   Accounting Officer since 2002; prior thereto,   1999; formerly, Assistant Vice President,
                                   Assistant Treasurer since 1996                  NB Management from 1993 to 1999; Treasurer
                                                                                   and Principal Financial and Accounting
                                                                                   Officer, fourteen registered investment
                                                                                   companies for which NB Management acts as
                                                                                   investment manager and administrator
                                                                                   (seven since 2002, three since 2003, and
                                                                                   four since 2004); formerly, Assistant
                                                                                   Treasurer, three registered investment
                                                                                   companies for which NB Management acts as
                                                                                   investment manager and administrator from
                                                                                   1996 until 2002.

Frederic B. Soule (58)             Vice President since 2000                       Senior Vice President, Neuberger Berman
                                                                                   since 2003; formerly, Vice President,
                                                                                   Neuberger Berman from 1999 until 2003;
                                                                                   formerly, Vice President, NB Management
                                                                                   from 1995 until 1999; Vice President,
                                                                                   fourteen registered investment companies
                                                                                   for which NB Management acts as investment
                                                                                   manager and administrator (three since
                                                                                   2000, four since 2002, three since 2003,
                                                                                   and four since 2004).

---------------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

NOTICE TO SHAREHOLDERS (Unaudited)

For Neuberger Berman Strategic Income Fund 3.9% of the dividends distributed during the fiscal year ended October 31, 2004 qualifies for the dividends received deduction for corporate shareholders.

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2004. This information should not be used to complete your tax returns.

                                                      OTHER DIRECT     OTHER INDIRECT
                                  U.S. TREASURY    U.S. GOVERNMENT    U.S. GOVERNMENT     REPURCHASE
NEUBERGER BERMAN                    OBLIGATIONS        OBLIGATIONS        OBLIGATIONS     AGREEMENTS
INSTITUTIONAL CASH FUND                    12.4%               9.3%               0.0%           0.6%
STRATEGIC INCOME FUND                       4.1%              11.1%               1.0%           1.0%

For the fiscal year ended October 31, 2004, Neuberger Berman Strategic Income Fund designates $244,684, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding the Fund's distributions during the calendar year 2004 will be reported in conjunction with Form 1099-DIV.

You will receive information to be used in filing your 2004 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2004. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

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

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

                                                [NEUBERGER BERMAN LOGO]
                                                A LEHMAN BROTHERS COMPANY

                                                NEUBERGER BERMAN MANAGEMENT INC.
                                                605 Third Avenue 2nd Floor
                                                New York, NY 10158-0180
                                                SHAREHOLDER SERVICES
                                                800.877.9700
                                                INSTITUTIONAL SUPPORT SERVICES
                                                800.366.6264

                                                www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

                                                [GRAPHIC] B0909 12/04

ITEM 2. CODE OF ETHICS

The Board of Trustees ("Board") of Neuberger Berman Income Funds ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, the Code of Ethics was amended to require that, whenever the Chief Legal Officer ("CLO") investigates a report of a possible violation, the CLO will report the results of the investigation to the independent Board members, and will tell the person who initially reported the matter to the CLO that such an investigation and report to the Board members have been made.

For the period covered by this Form N-CSR, there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

The current Code of Ethics is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Walter G. Ehlers. Mr. Cannon and Mr. Ehlers are both independent trustees as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Ernst & Young, LLP ("E&Y") serves as independent auditor to the Registrant.

(a) Audit Fees
    ----------

The aggregate fees billed for each of the last two fiscal years for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements for those fiscal years were $215,900 and $188,600 for 2004 and 2003, respectively.

(b) Audit-Related Fees
    ------------------

The aggregate fees billed to the Registrant in each of the last two fiscal years for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in AUDIT FEES were $0 and $0 for 2004 and 2003, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2004 and 2003, respectively.

(c) Tax Fees
    --------

The aggregate fees billed to the Registrant in each of the last two fiscal years for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $69,800 and $65,825 for 2004 and 2003, respectively. The nature of the services provided was tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for 2004 and 2003, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2004 and 2003, respectively.

(d) All Other Fees
    --------------

The aggregate fees billed to the Registrant in each of the last two fiscal years for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES were $0 and $0 for 2004 and 2003, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2004 and 2003, respectively.

(e) Audit Committee's Pre-Approval Policies and Procedures
    ------------------------------------------------------

(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to the Chair of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
    ---------------------------------

Not applicable.

(g) Non-Audit Fees
    --------------

Non-audit fees billed by E&Y for services rendered to the Registrant for each of the last two fiscal years of the Registrant were $69,800 and $65,825 for 2004 and 2003, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $256,050 and $233,037 for 2004 and 2003, respectively.

(h) The Audit Committee of the Board of Trustees considered whether the provision of non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the Registrant.

ITEM 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to the Registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 10. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(b) The certification required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act is attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds


By:   /s/ Peter E. Sundman
      ------------------------
        Peter E. Sundman
        Chief Executive Officer

Date: December 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:   /s/ Peter E. Sundman
      ------------------------
        Peter E. Sundman
        Chief Executive Officer

Date: December 22, 2004



By:  /s/ Barbara Muinos
      ------------------------
        Barbara Muinos
        Treasurer and Principal Financial
        and Accounting Officer

Date: December 22, 2004